UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2019

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street

Hamilton HM 10, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (441) 294-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2019, Genpact Limited (the “Company”) issued a press release announcing its financial results for the three months ended September 30, 2019.  The Company is furnishing this Form 8-K pursuant to Item 2.02, “Results of Operations and Financial Condition.” A copy of the press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Company is making reference to non-GAAP financial information in the press release and on the conference call.  A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached press release.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	Press release dated November 7, 2019
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: November 7, 2019	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President, General Counsel and Secretary